UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 21, 2006

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-30523	58-2466370

(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302

(Address of principal executive offices)	(Zip Code)

(864) 948-9001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On March 21, 2006, First National Bank of the South, a subsidiary of First National Bancshares, Inc., issued a press release announcing that it will break ground in the second quarter of 2006 on its new operations center.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

          (d)          Exhibits

          The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated March 21, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

	By:	/s/ Jerry L. Calvert

	Name	Jerry L. Calvert
	Title:	Chief Executive Officer

Dated: March 21, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 21, 2006